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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 March 20, 2002

                           PINNACLE DATA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

          0-28483                                        31-1263732
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


   6600 Port Road, Groveport, Ohio                                  43125
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, Including Area Code:              (614) 748-1150



                                    NO CHANGE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective March 20, 2002, Hausser + Taylor LLP was dismissed as the independent accountant for Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"). The decision to dismiss Hausser + Taylor LLP was recommended by the Company's Audit Committee and approved by its Board of Directors. The reports of Hausser + Taylor LLP on the Company's financial statements for 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's 2000 and 2001 fiscal years and during 2002 preceding the dismissal of Hausser + Taylor LLP, the Company had no disagreements with Hausser + Taylor LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the two most recently completed fiscal years and during 2002, Hausser + Taylor LLP (i) did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) did not advise the Company that information had come to their attention that made them unwilling to rely on management's representations, or that had made them unwilling to be associated with the financial statements prepared by management; (iii) did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to their attention during the two most recently completed fiscal years or during 2002, that would or if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

The Company provided Hausser + Taylor LLP with a copy of the disclosures it made in response to Item 304(a) in advance of the day that these disclosures were filed by the Company with the Securities and Exchange Commission (the "Commission"). Hausser + Taylor LLP furnished the Company with the letter addressed to the Commission stating that it agrees with the statements made by the Company in response to Item 304(a) which is attached hereto as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibit 16        Hausser + Taylor LLP
                           Letter on Change in Certifying Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PINNACLE DATA SYSTEMS, INC.



Date: March 25, 2002               By:      /s/      John D. Bair
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                                          John D. Bair
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.             Description

   16                   Letter from Hausser + Taylor LLP on Change in
                        Certifying Accountant.